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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 9, 1996
                       (DATE OF EARLIEST EVENT REPORTED)



                              THE DII GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                   0-21374                    84-1224426
        --------                   -------                    ----------
(STATE OF INCORPORATION)    (COMMISSION FILE NO.)       (IRS EMPLOYER I.D. NO.)


                6273 MONARCH PARK PLACE, NIWOT, COLORADO 80503
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (303) 652-2221
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.

         On June 9, 1996, The DII Group, Inc. ("DII") issued a joint press release with Orbit Semiconductor, Inc. ("Orbit") announcing that DII and Orbit have entered into a Merger Agreement providing for the acquisition by DII of Orbit. A copy of the joint press release describing the terms of the Merger is filed as an exhibit to this filing.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 99.1     Copy of Press Release dated June 9, 1996.
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                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE DII GROUP, INC.


                                           By: /s/ Thomas J. Smach
                                               ------------------------------
                                                   Thomas J. Smach
                                                   Corporate Controller



Date: June 10, 1996





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                                EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION
- - -----------               -----------

   99.1          Copy of Press Release dated
                          June 9, 1996










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